Exhibit 10.15


Consent of Independent Public Accountants

We hereby consent to the use in this Annual Report on Form 20-F of Companhia Vale do Rio Doce of our report dated January 30, 2002, relating to the Financial Statements of de Vila Velha S.A. for the years ended
December 31, 2001 and 2000, which is included in such Annual Report.


/s/ Deloitte Touche Tohmatsu

Deloitte Touche Tohmatsu
Vitoria, Brazil, June 27, 2002